Exhibit (a)(2)(xiv)

SCHEDULE A

SERIES AND CLASSES

As of November 7, 2014

Series	Classes
AQR Diversified Arbitrage Fund	Class I, Class N and Class R6
AQR Emerging Markets Fund	Class Y, Class I and Class N
AQR Global Equity Fund	Class Y, Class I, Class N and Class R6
AQR International Equity Fund	Class Y, Class I, Class N and Class R6
AQR International Small Cap Fund	Class Y, Class I and Class N
AQR Equity Plus Fund	Class I and Class N
AQR Small Cap Core Fund	Class I and Class N
AQR Small Cap Growth Fund	Class I and Class N
AQR Momentum Fund	Class L, Class N and Class R6
AQR Small Cap Momentum Fund	Class L, Class N and Class R6
AQR International Momentum Fund	Class L, Class N and Class R6
AQR Managed Futures Strategy Fund	Class I, Class N and Class R6
AQR Risk Parity Fund	Class I, Class N and Class R6
AQR Multi-Strategy Alternative Fund	Class I, Class N and Class R6
AQR Tax-Managed Momentum Fund	Class L, Class N and Class R6
AQR Tax-Managed Small Cap Momentum Fund	Class L, Class N and Class R6
AQR Tax-Managed International Momentum Fund	Class L, Class N and Class R6
AQR U.S. Defensive Equity Fund	Class I, Class N and Class R6
AQR International Defensive Equity Fund	Class I, Class N and Class R6
AQR Emerging Defensive Equity Fund	Class I, Class N and Class R6
AQR Risk-Balanced Commodities Strategy Fund	Class I, Class N and Class R6
AQR Risk-Balanced Commodities Strategy LV Fund	Class I and Class N
AQR Risk Parity II MV Fund	Class Y, Class I, Class N and Class R6
AQR Risk Parity II HV Fund	Class Y, Class I, Class N and Class R6
AQR Core Equity Fund	Class L, Class N and Class R6
AQR Small Cap Core Equity Fund	Class L, Class N and Class R6
AQR International Core Equity Fund	Class L, Class N and Class R6

Series	Classes
AQR Global Macro MV Fund	Class N and Class I
AQR Global Macro Fund	Class N, Class I and Class R6
AQR Long-Short Equity Fund	Class N, Class I and Class R6
AQR Managed Futures Strategy HV Fund	Class N, Class I and Class R6
AQR Style Premia Alternative Fund	Class N, Class I and Class R6
AQR Emerging Core Equity Fund	Class L, Class N and Class R6
AQR Emerging Momentum Fund	Class L, Class N and Class R6
AQR Equity Market Neutral Fund	Class N, Class I and Class R6
AQR Style Premia Alternative LV Fund	Class N, Class I and Class R6
AQR TM Large Cap Multi-Style Fund	Class L, Class N and Class R6
AQR TM Small Cap Multi-Style Fund	Class L, Class N and Class R6
AQR TM International Multi-Style Fund	Class L, Class N and Class R6
AQR TM Emerging Multi-Style Fund	Class L, Class N and Class R6
AQR Long-Short Credit Fund	Class N, Class I and Class R6